UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 27, 2012

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 Weston Parkway, Suite 200, Cary, North Carolina		27513
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Overview. On September 27, 2012, SciQuest, Inc. (“SciQuest”) entered into an Asset Purchase Agreement with Spend Radar LLC (“Spend Radar”), Brian Daniels and Rodney True, pursuant to which SciQuest will acquire substantially all of the assets of Spend Radar. Spend Radar is headquartered in Chicago, Illinois and is a leading provider of spend analysis solutions.

Terms of the Asset Purchase Agreement. SciQuest will pay a purchase price consisting of $8.0 million in cash and 113,250 shares of common stock (the “Closing Payment”) plus a contingent payment of up to an additional $6.0 million in cash and 84,938 shares of SciQuest’s common stock based on successful achievement of certain performance targets from the closing date to December 31, 2013 (the “Contingent Payment”). The performance targets relate to the amount of revenue recognized by SciQuest from the sale of Spend Radar’s products and services for the fourth quarter of 2012 and each quarter of 2013. If the performance conditions are met in full, SciQuest will pay $2.4 million in cash and issue 33,975 shares of its common stock on or about April 30, 2013 and will pay $3.6 million in cash and issue 50,963 shares of its common stock on or about January 31, 2014.

A portion of the Closing Payment equal to $1.2 million in cash and 16,988 shares of common stock and a portion of the Contingent Payment of up to $360,000 and 5,096 shares of common stock will be deposited in escrow to satisfy potential indemnification claims.

SciQuest intends to issue its common stock in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

The Asset Purchase Agreement contains representations, warranties and covenants of Spend Radar and its members as well as representations, warrants and covenants of SciQuest. Among other things, Spend Radar and its principal shareholders represent and warrant as to (i) authorization and enforceability, (ii) organizational documents, (iii) subsidiaries, (iv) required filings and consents, (v) permits and compliance with law, (vi) financial statements, (vii) liabilities, (viii) title to assets, (ix) the absences of certain changes, (x) litigation, (xi) employee benefit and labor matters, (xii) contracts, (xiii) intellectual property, (xiv) tax matters, (xv) insurance policies, (xvi) brokers, (xvii) accounts receivable and (xviii) books and records. Among other things, SciQuest represents and warrants as to (i) authorization and enforceability, (ii) organizational documents, (iii) capitalization, (iv) SEC filings, (v) absences of certain changes, (vi) issuance of shares of common stock and (vii) sufficiency of funds.

The closing of the acquisition is subject to customary closing conditions. Among other things, the obligation of SciQuest to close is conditioned upon (i) the absence of governmental orders prohibiting the acquisition or making it illegal, (ii) the accuracy of the representations and warranties of Spend Radar and its members, (iii) Spend Radar having obtained certain third party consents, (iv) the absence of events that could reasonably be expected to have a material adverse effect on Spend Radar and (v) other routine closing conditions.

Subject to certain exceptions and limitations, the Asset Purchase Agreement provides that SciQuest and certain related parties will be indemnified for certain losses arising from certain losses relating to the Agreement, including breaches of representations, warranties and covenants by of Spend Radar and its members. Indemnification claims must be brought (i) within fifteen months following the closing date for certain non-fundamental representations and warranties, (ii) within two years following the closing date for representations and warranties regarding intellectual property and (iii) within 90 days following the expiration of any applicable statute of limitations for certain fundamental representations and warranties regarding authorization and enforceability, title to assets, compliance with laws and tax matters. The amounts deposited in escrow, less any amounts paid in satisfaction of indemnification claims and amounts subject to pending indemnification claims, will released as of December 31, 2013.

This summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by this reference.

Forward-Looking Statements. Any statements in this Report that are not historical or current facts are forward-looking statements. These forward-looking statements include references to the payment of additional stock upon the achievement of certain performance targets and the timeframe for closing the transaction. All forward-looking statements in this Report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our most recent annual report on Form 10-K and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Report is incorporated by reference into this Item 3.02. In connection with the with acquisition of Spend Radar, SciQuest will issue 113,250 shares of its common stock to Spend Radar at closing and up to an additional 84,938 shares of its common stock based on successful achievement of certain performance targets. Such shares are intended to be issued in a private placement under Section 4(2) of the Securities Act and/or Regulation D under the Securities Act. Spend Radar and each of its members meet the accredited investor definition of Rule 501 of the Securities Act. The offering was not conducted in connection with a public offering and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1†	Asset Purchase Agreement, dated September 27, 2012, by and among SciQuest, Inc., Spend Radar LLC, Brian Daniels and Rodney True

99.1	Press Release dated September 28, 2012

†	Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: September 28, 2012	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

10.1	Asset Purchase Agreement, dated September 27, 2012, by and among SciQuest, Inc., Spend Radar LLC, Brian Daniels and Rodney True

99.1	Press Release dated September 28, 2012